SHARE SURRENDER AGREEMENT

THIS SHARE SURRENDER AGREEMENT (this "Agreement") is made as of December 6, 2022, by and between Panamera Holdings Corporation, a Nevada corporation (the "Company"), and Curtis Summers, a ("Stockholder").

WHEREAS, the Stockholder acquired shares of common stock, par value 0.0001 per share of the Company (the "Common Stock").

WHEREAS, the Company is contemplating numerous acquisitions and private placements and the Stockholder has deemed it appropriate to surrender for cancellation to the Company certain shares (the "Shares") of Common Stock, as set forth on Schedule A hereto.

NOW, THEREFORE, in consideration for their mutual promises and intending to be legally bound, the parties agree as follows:

1. Surrender of Shares

(a) Surrender and Acceptance by Company. The Stockholder hereby surrenders (the "Surrender") to the Company for cancellation, and the Company hereby accepts from the Stockholder, the Shares, free and clear of any liens, mortgages, adverse claims, charges, security interests, encumbrances, any interest of any third party or other restrictions or limitations whatsoever of any kind.

(b) Effective Time of Surrender. The Surrender shall become effective immediately upon the execution of this Agreement and after the date hereof, the Stockholder agrees to take any and all actions necessary to surrender the Shares to the Company.

2. Applicable Law. This Agreement shall be governed by the laws of the State of Texas without regard to the rules of conflict of laws of such state that would cause the laws of another jurisdiction to apply.

3. Entire Agreement; Amendments. This Agreement and the documents contemplated hereby represent the entire agreement among the parties hereto with respect to the subject matter hereof, and no amendment hereto shall be effective unless in writing and signed by the party sought to be charged thereby.

4. Counterparts; Facsimile Signature. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument. Facsimile and other electronically scanned signatures shall be deemed originals for all purposes of this Agreement.

5. Benefits; Binding Effect. This Agreement shall be for the benefit of and binding upon the parties hereto and their respective heirs, personal representatives, legal representatives, successors and assigns, including, without limitation, whether by merger, consolidation, sale of stock, sale of assets or otherwise.

6. Representations and Warranties. Stockholder is the sole registered owner of the Shares. Stockholder has full and valid title to the Shares to be delivered to the Company, and there will be no existing impediment to the transfer of such Shares to the Company. The Shares are free and clear of all liens, charges, and encumbrances. The Stockholder has the right, power, legal capacity and authority to enter into this Agreement and transfer the Shares, free and clear of any statutory, contractual, or other limitations and to enter into and perform his obligations under this Agreement. No consents or approvals are necessary in connection with this Agreement.

[Signatures Page Follows]

[Signature Page to Share Surrender Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

PANAMERA HOLDINGS CORPORATION, Company

By______________________________

T. Benjamin Jennings, CEO, Chairman

____

Curtis Summers, Stockholder

Schedule A

Stockholder: Curtis Summers

Number of Shares Surrendered: 4,330,000

SHARE SURRENDER AGREEMENT

THIS SHARE SURRENDER AGREEMENT (this "Agreement") is made as of December 6, 2022, by and between Panamera Holdings Corporation, a Nevada corporation (the "Company"), and Douglas Baker, a ("Stockholder").

WHEREAS, the Stockholder acquired shares of common stock, par value 0.0001 per share of the Company (the "Common Stock").

WHEREAS, the Company is contemplating numerous acquisitions and private placements and the Stockholder has deemed it appropriate to surrender for canceliation to the Company certain shares (the "Shares") of Common Stock, as set forth on Schedule A hereto.

NOW, THEREFORE, in consideration for their mutual promises and intending to be legally bound, the parties agree as follows:

1. Surrender of Shares

(a) Surrender and Acceptance by Company. The Stockholder hereby surrenders (the "Surrender") to the Company for cancellation, and the Company hereby accepts from the Stockholder, the Shares, free and clear of any liens, mortgages, adverse claims, charges, security interests, encumbrances, any interest of any third party or other restrictions or limitations whatsoever of any kind.

(b) Effective Time of Surrender. The Surrender shall become effective immediately upon the execution of this Agreement and after the date hereof, the Stockholder agrees to take any and all actions necessary to surrender the Shares to the Company.

2. Applicable Law. This Agreement shall be governed by the laws of the State of Texas without regard to the rules of conflict of laws of such state that would cause the laws of another jurisdiction to apply.

3. Entire Agreement; Amendments. This Agreement and the documents contemplated hereby represent the entire agreement among the parties hereto with respect to the subject matter hereof, and no amendment hereto shall be effective unless in writing and signed by the party sought to be charged thereby.

4. Counterparts; Facsimile Signature. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument. Facsimile and other electronically scanned signatures shall be deemed originals for all purposes of this Agreement.

5. Benefits; Binding Effect. This Agreement shall be for the benefit of and binding upon the parties hereto and their respective heirs, personal representatives, legal representatives, successors and assigns, including, without limitation, whether by merger, consolidation, sale of stock, sale of assets or otherwise.

6. Representations and Warranties. Stockholder is the sole registered owner of the Shares. Stockholder has full and valid title to the Shares to be delivered to the Company, and there will be no existing impediment to the transfer of such Shares to the Company. The Shares are free and clear of all liens, charges, and encumbrances. The Stockholder has the right, power, legal capacity and authority to enter into this Agreement and transfer the Shares, free and clear of any statutory, contractual, or other limitations and to enter into and perform his obligations under this Agreement. No consents or approvals are necessary in connection with this Agreement.

[Signatures Page Follows]

[Signature Page to Share Surrender Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

PANAMERA HOLDINGS CORPORATION, Company

[Signature Page to Share Surrender Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

PANAMERA HOLDINGS CORPORATION, Company

T. Benjamin Jennings, CEO, Chairman

Douglas Baker, Stockholder

Schedule A

Stockholder: Douglas Baker

Number of Shares Surrendered: 1,670,000